SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant /X/
Filed by a party other than the Registrant

Check the appropriate box:
/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                               MAYNARD OIL COMPANY
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)  and 0-11
        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid:

/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:
       (2)      Form, Schedule or Registration Statement No.:
       (3)      Filing Party:
       (4)      Date Filed:

                               MAYNARD OIL COMPANY
                           8080 N. Central Expressway
                                    Suite 660
                               Dallas, Texas 75206


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To be Held May 16, 2001


         The annual meeting of stockholders of MAYNARD OIL COMPANY will be held on Wednesday, May 16, 2001, at 9:30 A.M., Dallas Time, at the offices of the Company, 8080 N. Central Expressway, Suite 660, Dallas, Texas, for the following purposes:

                  1. To elect three directors to hold office in accordance with the Company's Certificate of Incorporation, as amended, until the 2002 Annual Meeting of Stockholders, or until their successors shall be duly elected.

                  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 2, 2001, as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

         Please sign, date and return the accompanying Proxy in the enclosed envelope which requires no postage if mailed in the United States. All stockholders of the Company are invited to attend the meeting in person.


                                              By order of the Board of Directors



                                              Linda K. Burgess
                                              Secretary

Dallas, Texas
April 16, 2001


         YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE
ENCLOSED ENVELOPE.

                                 PROXY STATEMENT

                               MAYNARD OIL COMPANY

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 16, 2001


                               GENERAL INFORMATION

         This Proxy Statement is furnished to stockholders of Maynard Oil Company on or about April 16, 2001, in connection with the solicitation of proxies for use at the annual meeting of stockholders of the Company to be held on May 16, 2001, at the time and place and for the purposes set forth in the accompanying Notice of the meeting.

         THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND IS REVOCABLE AT ANY TIME PRIOR TO BEING VOTED. All shares of the Company's Common Stock, par value $.10, represented by properly executed and unrevoked proxies will be voted, if the proxies are received in time for the meeting. Any Stockholder giving a proxy has the right to revoke it at any time before the proxy is exercised by giving notice to the Company in writing or in open meeting.

         The Company will bear the cost of solicitation of the proxies. In addition to solicitation by mail, certain directors, officers and other employees of the Company, not specifically employed for the purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone or telegraph. The Company may also reimburse brokers or other persons holding shares in their name, or in the names of nominees, for expenses in sending proxy material to principals and obtaining their proxies.

         Each holder of Common Stock of record at the close of business on April 2, 2001, is entitled to one vote per share on all matters to come before the meeting. Cumulative voting is not permitted under the Company's Certificate of Incorporation and By-Laws. At the close of business on April 2, 2001, there were outstanding and entitled to vote at the meeting 4,880,400 shares of Common Stock. A majority of the outstanding shares must be represented at the meeting in person, or by proxy, in order to have a quorum to conduct business at the meeting.

         A stockholder may, with respect to the election of directors, (i) vote for all nominees named herein, (ii) withhold authority to vote for all such nominees or (iii) vote for all such nominees other than any nominee with respect to whom the stockholder withholds authority to vote. The nominees receiving the highest number of votes cast for the number of positions to be filled shall be elected. Accordingly, withholding authority to vote for a director nominee will not prevent him from being elected. On any other matter which may properly come before the meeting, the affirmative vote of the holders of a majority of the shares represented in person, or by proxy, at the meeting and entitled to vote is required. Broker non-votes will have no effect on any matter at the meeting.

                        SECURITIES BENEFICIALLY OWNED BY
                      PRINCIPAL STOCKHOLDERS AND MANAGEMENT

      On April 2, 2001, 4,880,400 shares of the Company's Common Stock were issued and outstanding. The following table shows with respect to each director and nominee for director of the Company, each 5% stockholder, each executive officer named in the Summary Compensation Table below, and with respect to all directors and executive officers as a group: (i) the total number of shares of Common Stock beneficially owned as of April 2, 2001, and (ii) the percent of the total number of shares of Common Stock outstanding as of that date:


         Name of Beneficial Owner                    Number of Shares(1)                  Percent of Class
         ------------------------                    ----------------                    -----------------
         James G. Maynard                                    1,756,596(2)                        36.00
         9933 Lawler Avenue
         Suite 344
         Skokie, IL 60077

         Maynard Partners, L.P. (3)                          1,000,000                           20.49
         9933 Lawler Avenue
         Suite 344
         Skokie, IL 60077

         Franklin Resources, Inc. (4)                          465,000                            9.53
         777 Mariners Island Blvd.
         San Mateo, CA 94404

         Dimensional Fund Advisors Inc. (5)                    392,700                            8.05
         1299 Ocean Avenue
         11th Floor
         Santa Monica, CA 90401

         FMR Corp. (6)                                         487,200                            9.98
         82 Devonshire Street
         Boston, MA 02109

         Robert B.  McDermott                                    5,000                            0.10
         Ralph E. Graham                                         2,200                            0.04
         Glenn R. Moore                                           --                               --
         L. Brent Carruth                                         --                               --
         Kenneth W. Hatcher                                       --                               --
         Linda K. Burgess                                         --                               --
All directors and executive
officers as a group
(9 persons)                                                  1,763,796                           36.14
-----------------------------------



                                        2




(1)      In  accordance   with   regulations  of  the  Securities  and  Exchange
         Commission,  stock ownership  reflects shares with respect to which the director,  nominee,  principal  stockholder  or  executive  officer has voting power or investment power, or has a right to acquire such power.
         Each director,  nominee, principal stockholder or executive officer has both sole voting  power and sole  investment  power with respect to the shares set forth in the table.  Beneficial  ownership is  disclaimed by each director,  nominee,  principal stockholder or executive officer of shares listed of which he or it would not, but for Rule 13d-3 under the
         Securities Exchange Act of 1934, be deemed to be the beneficial owner.

(2) Includes 300,000 shares held of record by a corporation controlled by Mr. Maynard and 1,456,596 shares held of record by Mr. Maynard, as trustee of a trust for his benefit.

(3) Joan B. Maynard, spouse of James G. Maynard, is the sole general partner of Maynard Partners, L.P., and James G. Maynard is the sole limited partner of this partnership.

(4)      According  to a  Form  13G  dated  February  2,  2001  filed  with  the
         Securities and Exchange Commission, these shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries (the "Adviser Subsidiaries") of Franklin Resources, Inc.
         ("FRI"). Such advisory contracts grant to such Adviser Subsidiaries all investment and/or voting power over the securities owned by such advisory clients, and therefore, the Adviser Subsidiaries may be deemed to be the beneficial owner of the shares listed above.

         Additionally, Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess  of  10%  of  the  outstanding  Common  Stock of FRI and are the principal  shareholders  of FRI and  may be deemed to be the beneficial
         owner   of   shares  held  by  persons  and  entities  advised  by  FRI subsidiaries.

(5)      According  to a  Form  13G  dated  February  2,  2001  filed  with  the
         Securities and Exchange  Commission,  Dimensional  Fund Advisers,  Inc.
         ("Dimensional"), a registered investment adviser, furnishes investment advice to four investment companies and serves as investment manager to certain other investment vehicles, including commingled group trusts and separate accounts(these investment companies, trusts, and accounts are the "Funds"). In its role as investment adviser or manager, Dimensional possesses both voting and/or investment power over the shares owned by the Funds and may be deemed to be the beneficial owner of such shares.

(6)      According to a  Form  13G  dated  February  14,  2001  filed  with  the
         Securities and Exchange Commission, FMR Corp. is the parent holding company which has the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of the above referenced securities through its wholly-owned subsidiary Fidelity
         Management  & Research Company ("Fidelity"), on behalf of Fidelity Low-
         Priced Stock Fund, a registered investment company, and as such, FMR and Fidelity may be deemed to be the beneficial holder's of such shares. Additionally,

                                        3




         Edward C. Johnson, 3d, Abigail P. Johnson, and members of the Edward C.
         Johnson,  3d family are the  predominant  owners of common stock of FMR
         Corp. and may be deemed to be the beneficial owners of shares held by persons and/or entities advised by FMR Corp.


                              ELECTION OF DIRECTORS

         In accordance with the Company's By-laws, three directors are to be elected at the annual meeting. Each director elected will hold office until the next annual meeting and until his successor is elected and qualified. Shares represented by valid proxies will be voted for the election of the three nominees listed below.

         The nominees have consented to serve on the Board, if elected, but should any of the three be unable to serve in this capacity at the time of the meeting, the proxies will be voted by the proxy holders in their discretion for any substitute nominee who may be designated by Management. It is anticipated that the nominees will be available to serve as directors.

Names of Nominees              Position with Company, Business
  for Election          Age    Experience and other Directorships
  ------------          ---    ----------------------------------

Ralph E. Graham         81     Director of the Company since 1993.
                               Independent oil and gas producer.

James G. Maynard        75     Chief Executive Officer and Chairman of the Board
                               of the Company since its incorporation in 1971.

Robert B. McDermott     73     Director of the Company since 1971.
                               Business Consultant.

MEETINGS OF THE BOARD OF DIRECTORS AND THE COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met five times during 2000. Each director, during the last fiscal year, attended 100% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which he served. The Compensation Committee of the Board, comprised of Messrs. Maynard, Graham and McDermott, met twice and the Audit Committee, comprised of Messrs. McDermott and Graham, met four times. The Audit Committee meets with the public accountants and accounting personnel of the Company for review of their respective information, opinions and functions. For the year ended December 31, 2000, the Audit Committee recommended, and the Board of Directors selected, PricewaterhouseCoopers LLP to audit the Company's financial statements. The current members of the Audit Committee meet the definition of an independent director as defined by the NASDAQ rules. It is contemplated that a third member will be added to the Audit Committee to comply with the additional NASDAQ listing standards. The Compensation Committee sets the compensation of the executive officers of the Company. Mr. Maynard's compensation was determined by Messrs. McDermott and Graham as more fully described in the Compensation Committee Report on Executive Compensation. The Board of Directors does not have a nominating committee.

                             EXECUTIVE COMPENSATION

         The table below sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the three years ended December 31, 2000, 1999 and 1998, of those persons who were, at December 31, 2000 (i) the chief executive officer, and (ii) its four other most highly compensated executive officers ("named executive officers").


                           SUMMARY COMPENSATION TABLE

                                             Annual Compensation(1)
                                    ----------------------------------------   All Other
Name and Principal                  Fiscal                                      Compen-
Position                             Year             Salary(2)   Bonus(3)      sation(4)
----------------------               ----             ---------   --------      ---------

James G. Maynard                   2000              $114,231          -0-       $11,424(5)
Chairman of the Board,             1999               106,515          -0-        10,652
  Chief Executive                  1998               105,000          -0-        10,500
  Officer and
  Treasurer

Glenn R. Moore                     2000               186,923         9,450      473,310(6)
President                          1999               173,892           -0-       16,000
                                   1998               169,962           -0-       16,000

L. B. Carruth                      2000               153,592         7,765      252,250(7)
Executive Vice President           1999               146,785         7,395       14,678
  of Operations                    1998               143,794           -0-       14,380

Kenneth W. Hatcher                 2000               142,308         7,240      228,365(8)
Executive Vice President           1999               132,904         6,700       13,290
  of Finance                       1998               130,050           -0-       13,006

Linda K. Burgess                   2000               109,038         5,513      184,678(9)
Vice President of Accounting       1999               104,346         5,250       10,434
  and Corporate Secretary          1998               102,433           -0-       10,242


(1) The Company does not maintain a "long term incentive plan" as that term is defined in the applicable rules.

(2)      Includes amounts deferred under the Company's Thrift Investment Plan.

(3) Includes bonus awards earned for performance in the fiscal year even though such amounts could be payable in subsequent years.

(4)      Totals shown  consist of the Company's  contributions  to (i) the Stock
         Participation   Plan  as  enumerated  in  the  table  below,  (ii)  the
         Retirement Plan in the amount of 5% of annual salary for 1998, 1999 and
         2000, unless otherwise  specified below and (iii) the Thrift Investment
         Plan for the remainder.

(5) During 2000, $5,712 was accrued in the Retirement Plan and $5,712 in the Thrift Investment Plan on behalf of Mr. Maynard.


                                        5




(6) During 2000, $8,000 was accrued in the Retirement Plan and $8,000 in the Thrift Investment Plan on behalf of Mr. Moore.

(7) During 2000, $8,000 was accrued in the Retirement Plan and $8,000 in the Thrift Investment Plan on behalf of Mr. Carruth.

(8) During 2000, $7,450 was accrued in the Retirement Plan and $7,450 in the Thrift Investment Plan on behalf of Mr. Hatcher.

(9) During 2000, $5,714 was accrued in the Retirement Plan and $5,714 in the Thrift Investment Plan on behalf of Ms. Burgess.


In September, 2000 the Company's Board of Directors approved an amendment to the stock participation plan (SPAR). Under the original terms of the plan, no awarded units could be exercised until the employee terminated his employment with the Company. Pursuant to terms of the amended plan, each employee holding SPARs was given the opportunity to cash out all, or a portion, of the units held at an exercise price of $20.81 per share (NASDAQ closing price on September 27, 2000).

The table below summarizes the cash amount received by each named executive officer for his stock participation units exercised during the year ended December 31, 2000.

                     Aggregated Stock Participation (SPAR) Exercises in 2000

                                    Number of
                                    Securities
                                    Underlying                          Value
                                    Exercised                           of
                                    SPARs in the                        SPARs
                                    year ended                        Exercised
                                    12/31/00                         during year
                                    Exercised/                           ended
                                    Remaining                          12/31/00
                                    ---------                          --------

Maynard                                -0-                            $    -0-

Moore                               29,000/0                           457,310

Carruth                              15,000/0                          236,250

Hatcher                              13,500/0                          213,465

Burgess                              11,000/0                          173,250

There were no awards of stock participation units to any employee in 2000, nor are there any remaining unexercised SPARs due "named executive officers."

COMPENSATION OF DIRECTORS

         During 2000, each director, who was not an employee of the Company, received an annual retainer of $10,000. In addition, each committee member who was not an employee of the Company (two members for both the Compensation and Audit Committees) received an annual amount of $5,000 for services on each committee.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Committee's objective is to maintain a competitive industry posture by compensating all executives fairly, for both their long-term and recent contributions to the Company.

         Compensation for each executive includes a salary and from time to time longer-term incentive compensation, such as stock participation units. The Committee considers the total compensation (earned or potentially available) of each executive officer in establishing each element of compensation. Cash bonuses of $122,254 were authorized in 2000 for forty employees of which $41,387 was allocated to executive officers.

         Salaries for executives are reviewed by the Committee on an annual basis and may be increased to reflect the individual's contribution to the Company or changes in the competitive level of pay. The Committee has access to a national survey on oil and gas company compensation, which includes executives in both larger and smaller companies. Companies which participated in the compensation survey include privately held corporations, as well as companies on NASDAQ, the American Stock Exchange, and the New York Stock Exchange. This national survey is believed to be the best available information for the intended purpose. The executive officers of the Company are paid compensation which generally ranks them in or below the mid-range of executives in similar positions for corporations of similar size.

         The Compensation Committee evaluates the salary of Mr. Maynard, the Chief Executive Officer, based largely on the Committee's assessment of his past and current performance and its expectation as to his future contributions in leading the Company and its business. The Compensation Committee believes a key indicator for an oil and gas company, such as Maynard Oil, is the accretion of shareholder value. Ordinarily, this is measured by the replacement of hydrocarbon reserves through drilling or acquisition, the cost of such reserves and the extent of the risk to which the shareholder's investment has been subjected. During 2000, the Company was successful in acquiring three groups of producing oil and gas properties which added approximately 800,000 barrels of oil and 1.5 bcf of gas to the Company's hydrocarbon reserve base at a cost of $7.8 million, or approximately $7.43 per net equivalent barrel. The acquisition cost was financed from the Company's existing cash. The Committee believes that Mr. Maynard's contributions to the Company warrant a salary substantially in excess of what he is paid; it has limited Mr. Maynard's compensation at Mr. Maynard's express request.

         The Committee also considered the Company's performance in determining other executive officer salaries for 2000. It considered these factors both on an absolute basis and relative to the oil and gas industry, in general. In determining salaries for executive officers, other than Mr. Maynard, the Committee reviewed the Chief Executive Officer's recommendations based upon individual performance, as well as the factors mentioned in the above paragraph.

         Since the price of the Company's stock is affected to a significant degree by oil and gas prices, over which executives have no control, and various other factors over which they have limited control, the Committee has focused on salaries as the principal means of providing incentives and rewarding executive performance. The Company did not award stock options, stock participation units or other stock based incentives in 2000.

         During 2000, the Compensation Committee consisted of Ralph E. Graham, James G. Maynard and Robert B. McDermott, all directors of the Company. Mr. Maynard does not take part in the determination of his compensation.

                                            For the Compensation Committee

                                            James G. Maynard
                                            Robert B. McDermott
                                            Ralph E. Graham

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         James G. Maynard is Chief Executive Officer and Chairman of the Board of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's officers, its directors and 10% shareholders file with the Securities and Exchange Commission and Nasdaq an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended December 31, 2000.

                             AUDIT COMMITTEE REPORT

         The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors (a copy of which is attached to this Proxy Statement as Exhibit A), include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

         We have reviewed and discussed with senior management the Company's audited financial statements included in the 2000 Annual Report to Stockholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with generally accepted accounting principles.

         We have discussed with PricewaterhouseCoopers LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

         We have received from PricewaterhouseCoopers LLP, a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between PricewaterhouseCoopers LLP, and the Company that in their professional judgment may reasonably be thought to bear on independence.
PricewaterhouseCoopers LLP, has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

         Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2000 Annual Report to Stockholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

         As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company's independent auditors with respect to such financial statements.

                                                  AUDIT COMMITTEE

                                                  Robert B. McDermott, Chairman
                                                  Ralph E. Graham

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Stock Market for U.S. Companies and the NASDAQ Industry Index for oil and gas production companies for the five fiscal years ending December 29, 2000. This graph assumes that $100 was invested on December 31, 1995 and that all dividends were reinvested. The performance shown on the graph below is not necessarily indicative of future performance. The Company will make available to requesting stockholders the identities of the companies within the CRSP Index for NASDAQ stock (SIC-1300-1399 US Companies). All of the companies listed in this index are involved in oil and gas extraction.

                Comparison of Five-Year-Cumulative Total Returns
  Prepared by the Center for Research in Security Prices, University of Chicago

[graph omitted]
                                                                     CRSP Index
                                               CRSP Index                 For
                                                     for              NASDAQ
                                              Nasdaq Stock           Stocks (SIC
         Fiscal Year      Maynard Oil              Market            1300-1399
           Covered          Company          (US Companies)            US Cos.)*
         ----------        --------          --------------         ------------

         12/31/95             100.0              100.0                  100.0
         12/31/96             277.8              123.0                  163.6
         12/31/97             151.9              150.7                  177.0
         12/31/98             111.1              212.5                   80.2
         12/31/99             148.1              394.8                   99.2
         12/29/00             259.3              237.4                  199.5

Note:
* The peer index includes results from all US companies trading on NASDAQ in the 130 SIC group, oil and gas extraction and production companies, which includes 173 Companies over the period presented and 57 active at December 29, 2000.

                              INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLP audited the Company's financial statements for the year ending December 31, 2000 and has been selected as the independent accounting firm who will audit the Company's financial statements for the year ending December 31, 2001. Representatives of PricewaterhouseCoopers are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         AUDIT FEES

         The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000, were approximately $66,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed to the Company by PricewaterhouseCoopers LLP in this category for the most recent fiscal year.

         ALL OTHER FEES

         The aggregate fees for all other services rendered by PricewaterhouseCoopers LLP for the Company's most recent fiscal year were approximately $17,000. These fees include work performed by the independent auditors with respect to income tax compliance.

         The Audit Committee has advised the Company that it has determined that the non- audit services rendered by the Company's independent auditors during the Company's most recent fiscal year are compatible with maintaining the independence of such auditors.

                             STOCKHOLDER'S PROPOSALS

         Any proposal by a stockholder of the Company intended to be presented at the 2002 annual meeting of stockholders and included in the Company's proxy statement and form of proxy relating to that meeting, must be received by the Company at its principal executive office not later than December 17, 2001, and must also comply with other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

         In accordance with the Company's By-laws, any stockholder proposals with respect to nominations or other stockholder business intended to be presented at the 2002 annual meeting of stockholders, but not included in the Company's proxy statement and form of proxy relating to that meeting, must be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Company's Secretary no later than February 15, 2002. Such notice shall set forth (i) the name, age, business address and residence address of the proponent of each proposal in such notice, (ii) the principal occupation or employment of such proponent, and (iii) the number of shares of the Company's stock beneficially owned by such proponent.

                                  OTHER MATTERS

         The Management of the Company does not know of any other matters that are to be presented for action at the annual meeting. Should any other matter come before the meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

                                       By Order of the Board of Directors

                                       Linda K. Burgess
                                       Secretary

Dallas, Texas
April 16, 2001

                                                                       Exhibit A

                             AUDIT COMMITTEE CHARTER

PURPOSE
-------

         The Audit Committee is appointed by the Board of Directors for the primary purposes of:

         o Assisting the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, and

         o Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors, the Company's financial management, and independent accountants.

COMPOSITION AND QUALIFICATIONS
------------------------------

         The Audit Committee shall be appointed by the Board of Directors and shall be comprised of two or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Nasdaq Stock Market, Inc. Each member of the Audit Committee shall have the ability to understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES
----------------

The Audit Committee will:

(1) Review the annual audited financial statements with management and the independent accountants. In connection with such review, the Audit Committee will:

         o Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         o  Review  changes  in  accounting  or  auditing  policies,   including
            resolution of any significant reporting or operational issues affecting the financial statements.

         o Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

         o Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any management letter provided by the independent accountants, and management's response to such letter.

(2) Review with management and the independent accountants the Company's quarterly financial statements in advance of SEC filings.

(3) Oversee the external audit coverage. The Company's independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, which have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. In connection with its oversight of the external audit coverage, the Audit Committee will:

         o  Recommend  to  the  Board  the   appointment   of  the   independent
            accountants.

         o Approve the engagement letter and the fees to be paid to the independent accountants.

         o Obtain confirmation and assurance as to the independent accountants independence, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of their independence.

         o Meet with the independent accountants prior to the annual audit to discuss planning and staffing of the audit.

         o Review and evaluate the performance of the independent accountants, as the basis for a recommendation to the Board of Directors with respect to reappointment or replacement.

(4) Review with the independent accountants and the Company's senior financial management the adequacy of the Company's internal controls, and any significant findings and recommendations with respect to such controls.

(5) Meet periodically with management to review and assess the Company's major financial risk exposures and the manner in which such risks are being monitored and controlled.

(6) Meet at least annually in separate executive session with the chief financial officer and the independent accountants.

(7) Review periodically with the Company's General Counsel (i) legal and regulatory matters which may have a material affect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

(8) Report regularly to the Board of Directors with respect to Audit Committee activities.

(9) Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting.

(10) Review and reassess annually the adequacy of this Audit Committee Charter and recommend any proposed changes to the Board of Directors.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company's corporate policies.

                               MAYNARD OIL COMPANY

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints James G. Maynard and Glenn R. Moore as Proxies, each with the power to appoint a substitute, and hereby authorizes them to vote, as designated on the reverse side, all shares of common stock of Maynard Oil Company held of record by the undersigned on April 2, 2001, at the Annual Meeting of Stockholders to be held on May 16, 2001, or any adjournment or adjournments thereof.

         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. THIS PROXY, WHEN PROPERLY
EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES.


                           (continued on reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

1. To vote for the election of James G. Maynard, Ralph E. Graham and Robert B. McDermott as directors, to hold office until the 2002 Annual Meeting of Stockholders. If it is desired that votes be withheld from the election of any of the individual nominees, his name should be written in the following space.

                                            ------------------------------------
         FOR               WITHHOLD
                           AUTHORITY
                            TO VOTE

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                             THIS PROXY IS  SOLICITED  ON BEHALF
                                             OF THE COMPANY'S BOARD OF DIRECTORS
                                             WHICH  ENCOURAGES EACH  SHAREHOLDER
                                             OF RECORD TO VOTE.

                                             Please sign exactly as name appears
                                             hereon.  When  shares  are  held by
                                             joint  tenants,  both should  sign.
                                             When   signing  as   attorney,   as
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by President
                                             or other authorized  officer.  If a
                                             partnership,    please    sign   in
                                             partnership   name  by   authorized
                                             person.

                                             PLEASE MARK,  SIGN, DATE AND RETURN
                                             THE PROXY CARD  PROMPTLY  USING THE
                                             ENCLOSED ENVELOPE.


-------------------------    --------------------------        -----------------
Signature(s)                 Signature(s)                      Date